Virtus Equity Trust

Virtus Insight Trust

Virtus Opportunities Trust

Supplement dated September 28, 2009 to the Statement of Additional Information (“SAI”)

for Virtus Equity Trust dated June 22, 2009, Virtus Insight Trust dated May 1, 2009 and Virtus Opportunities Trust dated March 2, 2009

IMPORTANT NOTICE TO INVESTORS

The disclosure under the subheading “Class I Shares” in the “Alternative Purchase Arrangements” section of each of the referenced SAIs is hereby replaced with the following:

Class I shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the adviser, the subadviser and their affiliates.

The following disclosure is hereby added as a second paragraph under the subheading “Exchanges” in the “Investor Account Services” section of each of the referenced SAIs:

In certain circumstances, a fund or the distributor may enter into an agreement with a financial intermediary to permit exchanges from one class of a fund into another class of the same fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the fund or distributor, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the fund or the distributor and the financial intermediary. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the fund.

Investors should retain this supplement with the SAI for future reference.

VET&VIT&VOT 8208 SAI MLDisc (09/09)